UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2010

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11840	36-3871531
(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)               The annual meeting of stockholders of The Allstate Corporation (“Allstate”) was held on May 18, 2010.

(b)

Item 1.        Election of Directors.

Eleven board nominees for director were elected by a majority of the votes cast for terms expiring at the 2011 annual meeting of stockholders.  The voting results are as follows:

Nominee	For	Against	Abstain	Broker non-votes

F. Duane Ackerman	374,616,286	20,836,300	1,406,246	57,499,580
Robert D. Beyer	377,703,431	17,722,505	1,432,896	57,499,580
W. James Farrell	345,883,191	49,577,268	1,398,373	57,499,580
Jack M. Greenberg	368,305,209	27,094,806	1,458,817	57,499,580
Ronald T. LeMay	374,067,434	21,318,735	1,472,663	57,499,580
Andrea Redmond	387,272,170	8,180,592	1,406,070	57,499,580
H. John Riley, Jr.	345,680,108	49,748,463	1,430,261	57,499,580
Joshua I. Smith	346,871,710	48,545,452	1,441,670	57,499,580
Judith A. Sprieser	340,424,541	54,998,286	1,436,005	57,499,580
Mary Alice Taylor	377,418,283	18,059,587	1,380,962	57,499,580
Thomas J. Wilson	372,735,070	22,742,774	1,380,988	57,499,580

Item 2.        Ratification of appointment of independent registered public accountant.

The stockholders ratified the appointment of Deloitte & Touche LLP as Allstate’s independent registered public accountant for 2010.  The voting results are as follows:

For	Against	Abstain
444,984,475	8,204,502	1,169,435

Item 3.  Stockholder proposal seeking the right to call special shareowner meetings.

The proposal received the vote of a majority of the shares represented and entitled to vote at the meeting.  The voting results are as follows:

For	Against	Abstain	Broker non-votes
219,084,009	175,249,837	2,524,986	57,499,580

Item 4.  Stockholder proposal seeking the right of stockholders to act by written consent.

The proposal received the vote of a majority of the shares represented and entitled to vote at the meeting.  The voting results are as follows:

For	Against	Abstain	Broker non-votes
265,182,907	127,594,161	4,081,764	57,499,580

Item 5.        Stockholder proposal seeking an advisory resolution to ratify compensation of the named executive officers.

The proposal received the vote of a majority of the shares represented and entitled to vote at the meeting.  The voting results are as follows:

For	Against	Abstain	Broker non-votes
228,318,666	159,310,604	9,229,562	57,499,580

Item 6.        Stockholder proposal seeking a review and report on executive compensation.

The proposal did not receive the vote of a majority of the shares represented and entitled to vote at the meeting.  The voting results are as follows:

For	Against	Abstain	Broker non-votes
30,673,772	340,143,996	26,041,064	57,499,580

Item 7.        Stockholder proposal seeking a report on political contributions and payments to trade associations and other tax exempt organizations.

The proposal did not receive the vote of a majority of the shares represented and entitled to vote at the meeting.  The voting results are as follows:

For	Against	Abstain	Broker non-votes
132,510,653	200,928,963	63,419,216	57,499,580

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

Date: May 20, 2010	By:	/s/ Jennifer M. Hager
	Name:	Jennifer M. Hager
	Title:	Assistant Vice President,
Assistant General Counsel,
and Assistant Secretary